Frank Value Fund

FRNKX, FNKIX, FNKCX

a series of Frank Funds

Supplement dated April 10, 2020
to the Prospectus

 dated November 1, 2019

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The paragraph on page 4 of the Prospectus under the heading “Fees and Expenses” is restated as follows:

This table describes fees and expenses that you may pay if you buy and hold Fund shares. You may be required to pay commission and/or other forms of compensation to a broker for transactions in Institutional Class shares, which are not reflected in the table or the example below.

Additionally, the information on page 7 under the heading “Purchase and Sale of Fund Shares” is restated as follows:

The minimum initial investment in the Fund for all account types for Investor Class and Class C shares is $1,500 and for Institutional Class shares is $1,000,000.  The minimum subsequent investment for Investor Class and Class C shares is $100 and for Institutional Class shares is $500. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made by telephone and mail and will be paid by check or wire transfer.  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.

Institutional Class shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Institutional Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.  Shares of the Fund are available in other share classes that have different fees and expenses.

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This Supplement dated April 10, 2020, and the Prospectus and Statement of Additional Information, each dated November 1, 2019, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-888-217-5426.